UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2017

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 “Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 23, 2017 (the “Closing Date”), Catalent, Inc., a Delaware corporation (“Catalent” and, together with its subsidiaries, the “Company”), through its indirect wholly owned subsidiary Catalent Indiana Holdings, LLC (“Buyer”), a Delaware limited liability company and a direct wholly owned subsidiary of Catalent Pharma Solutions, Inc., a Delaware corporation (“CPS”), completed its previously announced acquisition of Cook Pharmica LLC, an Indiana limited liability company (“Cook Pharmica”), by purchasing all of the outstanding equity interests of Cook Pharmica (the “Acquisition”).

In accordance with the Interest Purchase Agreement by and among CPS, Cook Pharmica, Cook Group Incorporated, an Indiana corporation (the “Seller”), and, solely for purposes of Section 7.19 thereof, Catalent, dated as of September 18, 2017, on the Closing Date, Buyer purchased all of the outstanding equity interests of Cook Pharmica for a purchase price of $950 million in cash, of which (i) $750 million was paid on the Closing Date, subject to a previous deposit and customary purchase price adjustments, and (ii) $200 million is payable in $50 million installments, without interest, on each anniversary of the Closing Date over a period of four years. Buyer’s deferred payment obligation of $200 million, as described above, is unsecured but remains an obligation of CPS and is subject to a guarantee by Catalent. Cook Pharmica is now a wholly owned subsidiary of Catalent.

The Company financed the portion of the Acquisition consideration due at the closing and related fees and expenses using a combination of cash on hand and net proceeds from a previously announced underwritten offering of 7,354,250 shares of Catalent’s common stock, par value $0.01 per share, and a private offering of $450.0 million aggregate principal amount of its 4.875% Senior Notes due 2026.

Item 8.01	Other Items

On October 24, 2017, Catalent issued a press release announcing the completion of the Acquisition. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe the Company’s objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: unanticipated events that may make it more difficult to realize the anticipated benefits of the transaction; participation in a highly competitive market and increased competition may adversely affect the business of the Company or of Cook Pharmica; demand for the Company’s or Cook Pharmica’s offerings which depends in part on their customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect the results of operations, financial condition, liquidity and cash flows of the Company or Cook Pharmica; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on the business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political and regulatory risks to the operations of the Company and Cook Pharmica; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products the Company and Cook Pharmica manufacture, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar and other foreign currencies including as a result of the recent U.K. referendum to exit from the European Union; adverse tax legislation initiatives or challenges to the Company’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisitions and other transactions that may complement or expand the business of the Company or divest of non-strategic businesses or assets and the Company’s ability to successfully integrate acquired business and realize anticipated benefits of such acquisitions; offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations; additional cash contributions required to fund the Company’s existing pension plans; substantial leverage resulting in the limited ability of the Company to raise additional capital to fund operations and react to changes in the economy or in the industry, exposure to interest rate risk to the extent of the Company’s variable rate debt and preventing the Company from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed August 28, 2017, and the risk factors in Exhibit 99.4 in the Company’s Current Report on Form 8-K filed September 25, 2017 and incorporated herein by reference. All forward-looking statements speak only as of the date of this release or as of the date they are made, and the Company does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The (i) historical audited balance sheet of Cook Pharmica as of December 31, 2016 and the related audited statement of income, statement of parent company net investment in Cook Pharmica and statement of cash flows for the year ended December 31, 2016, together with the notes thereto and the independent auditor’s report thereon, and (ii) the historical unaudited balance sheet of Cook Pharmica as of June 30, 2017 and the related unaudited statement of income, statement of parent company net investment in Cook Pharmica and statement of cash flows for the six months ended June 30, 2017 and 2016, together with the notes thereto, in each case, required by Item 9.01(a) of Form 8-K were previously filed as Exhibits 99.1 and 99.2, respectively, to Catalent’s Current Report on Form 8-K, dated September 25, 2017. Pursuant to General Instruction B.3 of Form 8-K, such financial statements are not additionally reported herein.

(b) Pro Forma Financial Information. The unaudited pro forma financial statements of Catalent as of and for the year ended June 30, 2017 required by Item 9.01(b) of Form 8-K, which give pro forma effect to the Acquisition and certain financing transactions described therein, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated October 24, 2017, announcing the completion of the acquisition of Cook Pharmica.

99.2	Unaudited Pro Forma Financial Statements as of and for the year ended June 30, 2017, together with the notes thereto.

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated October 24, 2017, announcing the completion of the acquisition of Cook Pharmica.

99.2	Unaudited Pro Forma Financial Statements as of and for the year ended June 30, 2017, together with the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven L. Fasman
Steven L. Fasman
Senior Vice President, General Counsel and Secretary

Date: October 24, 2017